                                                                    Exhibit 99.1


                                 March 26, 2004

                         VIA FACSIMILE AND HAND DELIVERY



Gary J. Buehler
Director, Office of Generic Drugs
Center for Drug Evaluation and Research
Food and Drug Administration
MPN II, HFD-600
7500 Standish Place
Rockville, MD 20855

Daniel E. Troy, Esq.
Chief Counsel
Food and Drug Administration
5600 Fishers Lane, GCF-1
Rockville, MD 20857


          Re: Mylan Technologies Inc. ANDA No. 76-258; Confirmation that Pediatric Exclusivity Does Not Apply to Mylan's
               ANDA No. 76-258

Dear Messrs. Buehler and Troy:

         We write on behalf of Mylan Technologies Inc. ("Mylan"). Alza Corporation has publicly announced that it intends to request that the FDA apply its pediatric exclusivity to Mylan's finally approved ANDA for its generic transdermal fentanyl product based on a March 25, 2004 decision by the U.S. District Court in Vermont finding that Mylan's product infringes Alza's U.S. Patent No. 4,588,580. See March 25, 2004 Press Release, copy enclosed.

         The agency granted final approval of Mylan's ANDA on November 21, 2003. The court did not disturb the Agency 's final approval of Mylan's ANDA. It merely changed the effective

                                                                Mr. Gary Buehler
                                                            Daniel E. Troy, Esq.
                                                                  March 26, 2004
                                                                          Page 2


date of that final approval, pursuant to 35 U.S.C. Section 271(e)(4)(A), to be not earlier than July 23, 2004, the expiration date of Alza's listed patent.

         There are no grounds for the Agency to disturb the effective date of approval set forth in the court's order. Having failed to sue Mylan within the statutory 45-day period, Alza essentially asks the Agency to adopt new regulations that provide it with the benefits of the Hatch-Waxman amendments, notwithstanding its failure to comply with the carefully balanced provisions of those amendments.

         While Mylan disagrees with and intends to appeal the Vermont Court's decision, that decision does not change the fact that Alza's pediatric exclusivity cannot apply to Mylan's already finally approved ANDA under the plain meaning of the pediatric exclusivity statute and the governing FDA regulations.

                                   BACKGROUND

The Patent Litigation

In November 2001, Mylan filed ANDA 76-258 seeking approval to market a generic version of Alza's Duragesic(R) fentanyl transdermal product. Mylan's ANDA contained a paragraph IV certification with respect to Alza's U.S. Patent No. 4,588,580 ("the `580 patent"), which expires on July 23, 2004. Pursuant to 21 U.S.C. Section 355(j)(2)(A)(vii)(IV), Mylan sent the required notice of the paragraph IV certification for the `580 patent to Alza.

         Alza did not file an action against Mylan challenging Mylan's paragraph IV certification within the 45-day period required by statute to invoke the 30-month stay of approval under 21 U.S.C. Section 355(j)(5)(B)(iii). See enclosed letter from Daniel Troy, Esq. to Gregory Diskant, Esq. Because Alza did not file suit against Mylan within the statutory 45-day period, Mylan's ANDA was eligible for immediate approval under 21 U.S.C. Section 355(j)(5)(B)(iii). The Agency granted final approval of Mylan's ANDA on November 21, 2003, giving Mylan a fully vested right to commercialize its product on that date.

         While Alza did not file suit within the statutory 45-day period, Alza subsequently did sue Mylan for infringement of the `580 patent in the United States District Court for the District of Vermont (the "Vermont Court"). On March 25, 2004, the Vermont Court found the `580 patent to be valid and infringed by Mylan's generic fentanyl transdermal product. The court declined Alza's request for entry of an injunction extending to January 23, 2005 (the end of its alleged pediatric exclusivity), but instead granted Alza's request for an injunction and order pursuant to 35 U.S.C. Section 271(e)(4)(A). The court ordered the effective approval date for Mylan's ANDA to be no earlier than July 23, 2004, the expiration date of the `580 patent.

                                                                Mr. Gary Buehler
                                                            Daniel E. Troy, Esq.
                                                                  March 26, 2004
                                                                          Page 3

Alza's Pediatric Exclusivity

Alza was awarded an additional six-months of marketing exclusivity pursuant to the "pediatric exclusivity" provision, 21 U.S.C. Section 355a, based on studies in pediatric populations performed with its Duragesic(R) fentanyl transdermal product. However, Alza 's pediatric exclusivity does not apply to Mylan's already finally approved ANDA 76-258.

                                   DISCUSSION

A. BECAUSE ALZA FAILED TO BRING AN ACTION AGAINST MYLAN WITHIN THE STATUTORY 45-DAY PERIOD, RESULTING IN NO 30-MONTH INJUNCTION AND FINAL APPROVAL OF MYLAN'S ANDA, THERE IS NO "PERIOD DURING WHICH THE APPLICATION MAY NOT BE APPROVED UNDER...SECTION 505(J)(5)(B)" AS REQUIRED BY THE PEDIATRIC EXCLUSIVITY STATUTE

         Pediatric exclusivity is not a patent term extension and does not automatically delay the approval of all ANDAs. Rather, it operates by extending the period during which certain ANDA's may not be approved under specific circumstances defined in the pediatric exclusivity statute. In the case of a paragraph IV certification, which was the certification contained in Mylan's ANDA, the availability of pediatric exclusivity is determined by section 355a(c)(2)(B), which states in relevant part:

         (B) if the drug is the subject of a listed patent for which a certification has been submitted under subsection (b)(2)(A)(iv) or
         (j)(2)(A)(vii)(IV) of section 505 [21 U.S.C. Section 355(b)(2)(A)(iv)
         or (j)(2)(A)(vii)(IV)], and in the patent infringement litigation resulting from the certification the court determines that the patent is valid and would be infringed, the period during which an application may not be approved under section 505(c)(3) or section 505(j)(5)(B) [21 U.S.C. Section 355(c)(3) or (j)(5)(B)] shall be extended by a period of six months after the date the patent expires (including any patent extensions).

21 U.S.C. Section 355a(c)(2)(B)(emphasis added).

         Section 355a(c)(2)(B) does not provide that any "period during which the application may not be approved" can be extended by an award of pediatric exclusivity. Rather, the statute very specifically identifies the period that may be extended as "the period during which an application may not be
approved....under section 355(j)(5)(B)" (emphasis added). In the context of an
ANDA in which a paragraph IV "certification has been submitted," the period during which an ANDA application may not be approved under 355(j)(5)(B) is the 30-month stay of FDA approval that results from a suit filed within 45-days of receipt of notice of paragraph IV certification. 21 U.S.C. Section 355(j) (5)
(B) (iii).

                                                                Mr. Gary Buehler
                                                            Daniel E. Troy, Esq.
                                                                  March 26, 2004
                                                                          Page 4

         Accordingly, Section 355a(c)(2)(B) requires that "the period during which an application may not may be approved ...under 355(j)(5)(B)" must be defined, for an ANDA in which a paragraph IV certification has been submitted, as the 30-month stay of approval which is created by the action for infringement brought within 45 days of notice of paragraph IV certification.

         Here, the Agency has already determined that Alza failed to bring suit against Mylan within the 45-day period as required by statute. As a result, no 30-month stay of approval existed, and Mylan's ANDA was eligible for immediate approval under 355 (j)(5)(B)(iii), which occurred on November 21, 2003. Accordingly, Alza's pediatric exclusivity does not apply to Mylan's ANDA because there is no "period during which the application may not be approved under
....section 505(j)(5)(B)" that can be extended by six months, as required by statute.

B. THE VERMONT COURT'S ORDER CHANGING THE EFFECTIVE DATE OF MYLAN'S ANDA UNDER 35 U.S.C. SECTION 271(E)(4)(A) DID NOT CREATE A "PERIOD DURING WHICH THE APPLICATION MAY NOT BE APPROVED UNDER...SECTION 505(J)(5)(B)" AS REQUIRED BY THE PEDIATRIC EXCLUSIVITY STATUTE

         The Vermont Court's order did not create a "period during which the application may be approved under ...section 505(j)(5)(B)" that is subject to a pediatric extension. The period during which an application may not be approved under section 505(j)(5)(B), for an application containing a paragraph IV certification, is the 30-month stay of approval which is triggered only by an action for patent infringement brought within 45-days from the date the paragraph IV certification. 21 U.S.C. Section 355(j)(5)(B)(iii). Contrary to assertions that Alza has made, the mere change in the effective approval date under 35 U.S.C. Section 271(e)(4)(A) by the Vermont Court did not create such a period under section 505(j)(5)(B) to which pediatric exclusivity may be applied.

         If Congress had intended to include resetting an effective approval date under 35 U.S.C. Section 271(e)(4)(A) as a "period under which an application may not be approved" under the pediatric exclusivity statute, it could have done so. It did not. To the contrary, Congress very specifically defined this period during which an application may not be approved as a period "under section 505(c)(3) or 505(j)(5)(B)" of the Hatch-Waxman Amendments.

         This interpretation is consistent with the overall structure and purpose of the FDCA. In particular, Congress was aware that the FDCA provided for the loss of all FDA exclusivity resulting from an NDA holder's failure to bring suit with 45 days of notice of paragraph IV certification. 21 U.S.C.
Section 355(j)(5)(B)(iii). Consistent with this express mandate, Congress drafted the pediatric exclusivity statute to apply, in a case involving a paragraph IV certification,

                                                                Mr. Gary Buehler
                                                            Daniel E. Troy, Esq.
                                                                  March 26, 2004
                                                                          Page 5


only where the NDA holder files suit within the 45-day period. Specifically, Congress created this result by requiring that "period during which an application may not be approved under ...505(j)(5)(B)" can be extended by six months beyond patent expiration. The period under 505(j)(5)(B), in the case of a paragraph IV certification, is the 30-month injunction period.

         Alza's erroneous interpretation would encourage patentee/NDA holders to ignore Congress' clear intent to provide an incentive to patent owners to bring patent infringement actions promptly. Under Alza's interpretation, patent owners could hold back suing, thus allowing their patents to serve as scarecrows, but claim the benefits - including pediatric exclusivity - that Congress expressly linked to complying with the deadlines in the statute.

C. UNDER THE PLAIN LANGUAGE OF THE GOVERNING REGULATIONS, MYLAN IS NOT REQUIRED TO CONVERT ITS PARAGRAPH IV CERTIFICATION TO A PARAGRAPH III CERTIFICATION

         Alza has argued that the Vermont Court 's order mandates that Mylan's paragraph IV certification be amended to a paragraph III certification, either by Mylan or by operation of law, and that pediatric exclusivity can apply to Mylan's ANDA thereafter under section 355a(c)(2)(A)(ii). Alza's contention is without merit.

         First, Alza's argument ignores that the FDA has promulgated regulations that clearly spell out when a conversion of a paragraph IV certification to a paragraph III certification must occur. The Agency's regulations specifically address the amendment of certifications after a finding of infringement, 21 C.F.R. Section 314.94(a)(12)(viii)(A). This regulation, promulgated by notice and comment procedures and thus having the effect of law, states in relevant part:

         (A) After finding of infringement. An applicant who HAS SUBMITTED a certification under paragraph (a)(12)(I)(A)(4) of this section AND IS SUED FOR PATENT INFRINGEMENT WITHIN 45 DAYS OF THE RECEIPT OF NOTICE sent under Section 314.95 shall amend the certification if a final judgment in the action against the applicant is entered finding the patent to be infringed. In the amended certification, the applicant shall certify under paragraph (a)(12)(I)(A)(3) of this section that the patent will expire on a specific date....

21 C.F.R. Section 314.94(a)(12)(I)(A)(4)(emphasis added).

         This regulation requires only an applicant who is sued within 45 days of receipt of the paragraph IV notice letter to amend its certification. Mylan was not sued by Alza within 45 days of Alza's receipt of Mylan's notice letter. Therefore, under the plain language of the FDA regulation, Mylan is not required to amend its paragraph IV certification to a paragraph III certification. (1)


--------

(1) Mylan's certification remains factually accurate. It intends to appeal the Vermont court's decision, which Mylan believes to have been based on erroneous factual findings and legal conclusions.

                                                                Mr. Gary Buehler
                                                            Daniel E. Troy, Esq.
                                                                  March 26, 2004
                                                                          Page 6

         This FDA regulation is unambiguous and is consistent with the specific language and purpose of the FDCA. A notice of paragraph IV certification provides the patent holder notice of the ANDA applicant's intent to challenge a patent. Under the careful balancing of the Hatch-Waxman amendments, a number of benefits accrue to a patent holder that files suit within 45 days of receipt of notice. In particular, approval of the ANDA is delayed. However, if an action is not filed within 45 days, section 355(j)(5)(B)(iii) requires that approval of the application shall be effective immediately. By failing to file suit within 45 days, Alza voluntarily waived its opportunity to have Mylan's ANDA delayed under section 355(j)(5)(B)(iii) and effectively consented to the immediate approval of that ANDA. Under these circumstances, certifications under section 355(j)(2)(vii) have no purpose or function and, as explicitly recognized by 21 C.F.R. Section 314.94(a)(12)(I)(A)(4), need not be changed. According to this FDA regulation, this is true even if the patent holder files a suit after the 45-day period and obtains a judgment of infringement and validity.

         Second, Alza's argument is flawed, because it ignores Mylan's right and intention to appeal the Vermont court's order to the Court of Appeals for the Federal Circuit. A "final judgment" therefore has not been entered that would require Mylan to amend its paragraph IV certification to a paragraph III certification, even if Alza had sued Mylan with the 45-day period. Accordingly, even if Mylan were required to amend its certification under 21 C.F.R. 314.94(a)(12)(I)(A)(4) after final judgment, which it is not, Mylan would not be required to do so until after it has received a non-appealable decision that Alza's patent is valid and infringed.

         Third, even if - contrary to the plain language of the regulation - Mylan were required to convert to a paragraph III certificate, the pediatric exclusivity statute requires that section 355a(c)(2)(B) applies. That provision deals with ANDAs that were filed with paragraph IV certifications - and not section 355a(c)(2)(A)(ii), which deals with ANDAs filed with paragraph II or III certifications. Specifically, section 355a(c)(2)(B) applies where "the drug is the subject of a listed patent for which a certification has been submitted under subsection (b)(2)(A)(iv) or (j)(2)(A)(vii)(IV)..." The statute uses the past tense and specifically refers to the certification that "has been submitted." The applicability of the statute is not affected by post-litigation or post-expiration conversions of those certifications. Mylan's ANDA was submitted with a paragraph IV certification; therefore, Section 355a(c)(2)(B) applies.

         Alza also has indicated that it may argue that FDA must convert Mylan's approval to a "tentative approval" and treat Mylan's ANDA as if it had been filed with a paragraph III certification. Alza's alternative argument makes no sense and must fail for at least four reasons.

                                                                Mr. Gary Buehler
                                                            Daniel E. Troy, Esq.
                                                                  March 26, 2004
                                                                          Page 7

         First, the pediatric exclusivity statute very specifically identifies the circumstances under which pediatric exclusivity may be granted; treating an ANDA "as if" it contained a paragraph III is not one of them. Second, contrary to Alza's assertion, Mylan is not in the same position as an applicant who originally filed a paragraph III certification because, inter alia, it has already received final approval from FDA. Third, there is no statutory or regulatory basis for "converting" Mylan's approval to a "tentative approval" because it has already been finally approved by FDA . Fourth, even if FDA were to convert Mylan's approval to a "tentative approval," pediatric exclusivity still could not apply. Conversion to a "tentative approval" would not create "a period during which an application may not be approved under ... section 505(j)(5)(B)" as required under 21 U.S.C. Section 355a(c)(2)(B) that could be extended by six months.

                                   CONCLUSION

         Under these circumstances, the language, structure and purpose of the pediatric exclusivity statute mandate that Alza 's pediatric exclusivity can not apply to Mylan's ANDA. The Vermont Court's order does not change this fact because it did not create "a period during which the application may not be approved ...under 505(j)(5)(B)." Mylan therefore requests that the Agency leave undisturbed its final approval of Mylan's ANDA and the Vermont Court's order that the effective date of that approval is July 23, 2004.

         Mylan requests that it be apprised promptly of submissions by Alza in connection with this matter so that it may have a fair and full opportunity to respond.

                                                 Respectfully submitted,

                                                 /s/ E. Anthony Figg

                                                 E. Anthony Figg


cc: Gregory Diskant, Esq. w/encls.

EAF:jmp

U.S. DISTRICT COURT UPHOLDS DURAGESIC(R) PATENT

Titusville, NJ (March 25, 2004) - Janssen Pharmaceutica Products, L.P., today announced that a U.S. District Court upheld the validity of the DURAGESIC(R) (fentanyl transdermal system) CII product patent and ruled that it was infringed by a proposed generic product from Mylan Laboratories, Inc.

This ruling, issued by U.S. District Court Judge William K. Sessions III, in Burlington, Vermont, orders that the effective date of any approval of Mylan's ANDA product shall be no earlier than the date of the expiration of the DURAGESIC(R) patent. This allows for application of the additional six-month period of pediatric exclusivity - until January 2005 - previously granted by the FDA. Janssen intends to submit the judge's order rapidly to the FDA and request that Mylan not be permitted to market before expiration of the period of pediatric exclusivity.

Janssen markets DURAGESIC(R) in the U.S. and ALZA Corporation, another Johnson & Johnson company, holds the product patent.

The patent infringement complaint was filed by Janssen on January 25, 2002 and claimed Mylan Laboratories' generic product infringed the DURAGESIC(R) patent. On May 20, 2003, the U.S. Food and Drug Administration granted a six-month pediatric exclusivity period for DURAGESIC(R).

DURAGESIC(R) and its active ingredient, fentanyl, are integral parts of Janssen's history. Janssen researchers synthesized fentanyl in 1960. In 1990, the FDA approved the DURAGESIC(R) patch, which supplies up to 72 hours of pain relief for patients with moderate to severe chronic pain. Today, DURAGESIC(R) is the most widely prescribed of any transdermal medication.

ALZA Corporation is a leading developer of drug delivery-based pharmaceutical products. More information about the company may be found at www.ALZA.com. Janssen Pharmaceutica Products, L.P., is based in Titusville, N.J. Its specialty areas include central nervous system disorders, pain management, treatment of fungal infections and therapy for gastrointestinal conditions. More information on the company can be found at www.janssen.com.


                                     # # #

DEPARTMENT OF HEALTH & HUMAN SERVICES              Office of the General Counsel
--------------------------------------------------------------------------------

                                             Office of the Chief Counsel
                                             Food and Drug Administration
                                             5600 Fishers Lane, GCF-1
                                             Rockville, MD 20857


                                   November 8, 2002

Patterson, Belknap, Webb & Tyler, L.L.P.
1133 Avenue of the Americas
New York, NY 10036-6710

Attention: Gregory L. Diskant, Esq.

Dear Mr. Diskant:

This is in reply to your letter dated October 15, 2002, regarding a "paragraph IV" notice from Mylan Technologies Inc. et al ("Mylan") to Alza Corporation ("Alza") and Janssen Pharmaceutica, Inc. ("Janssen") regarding Alza's fentanyl transdermal patch product, Duragesic.

In that letter, you requested that FDA correct its records regarding the date of the paragraph IV notice to Alza because you are of the opinion that the correct receipt date is the date it was received by Alza's Office of the General Counsel, December 11, 2001. This is based on the assumption that the date the notice was actually received by an authorized recipient controls. Hence, pursuant to 21 CFR 314.52(f), you maintain that the forty-five day statutory period should start running on December 11, 2001.

You construe the regulations to provide that the date of receipt is the date when the ANDA notice is received by either the appropriate addressee or the party responsible for responding to it. You state that Mylan's ANDA notice, even though received by Alza's mail courier service on December 10, was not received by Alza's Office of the General Counsel or by any responsible person until December 11, 2001. Under your interpretation of the regulations, the latter date is the date the notice was received for purposes of beginning the forty-five day period.

My staff and I have discussed the matter with the Office of Generic Drugs (OGD). We note that the statute at Section 505(2)(5)(B)(iii) does not fully explain what is meant by "is received" in the statement "...forty-five days from the date the notice provided under paragraph (2)(B)(i) is received." However, FDA and OGD have consistently adhered to the regulation at 21 CFR 314.107(f) regarding computation of the 45-day clock. It states the 45-day clock "...begins on the day after the date of receipt of the applicant's notice of certification by the patent owner or its representative, and by the approved application holder." The same wording is contained in 21 CFR 314.52(f) regarding the patent owner's representative. The referenced "representative" of the patent owner (or

Patterson, Belknap, Webb & Tyler, L.L.P.
Page 2

application holder) might be mailroom staff, courier service or other persons or organizations receiving communication on behalf of a firm. This definition of receipt was necessary because it would be impossible for the FDA to base computation of the 45-day clock on receipt by specific individuals given the potential routing delays within individual pharmaceutical firms. The date the return receipt was signed by any representative of the firm is the date of Alza's receipt of Mylan's ANDA notice. The regulation you reference at 21 CFR 314.95(a)(1) is applied to the overall corporate entity or its legal representative such as a US agent for a foreign firm. As is the case with the other regulations, the date of receipt under this provision is the date the certification is received by any component of the firm.

FDA cannot deviate from its long-standing interpretation of its regulations to change the date of receipt to the date specific individuals in Alza received the notice, as you request. Thus, we will continue to calculate the notification date to Alza in this matter as having occurred on December 10, 2001.

                                   Sincerely,


                                   /s/ Daniel E. Troy

                                   Daniel E. Troy
                                   Chief Counsel
                                   Food and Drug Administration



cc:  Gary J. Buehler, Director, Office of Generic Drugs
     Sharon L. Davis, Esq., Counsel to Mylan



Drafted: RHassall 11/4/02
Concur:  CParise 11/4/02
Concur:  Gbuehler 11/6/02